EXHBITI 10.2

AGREEMENT BETWEEN INTERNATIONAL AUTOMATED SYSTEMS, INC. AND NELDON JOHNSON

EXHIBIT A

The following is a description of the Assets:

I. Bladeless Propulsion Turbine technologies including present patents, designs, contracts, hardware and software as related to, but not limited to the following:

1)Large-scale electric power generation for public utility,

2)Small-scale on-site electric and thermal power generation for businesses,

3)Miniature-scale on-site electric and thermal power generation for homes,

4)Medium-scale electric and thermal power generation for co-generation cycling on existing power plants

5)Motor transportation

II. Solar Thermal technologies including present patents pending, designs, contracts, hardware, and software as related to but not limited to the following:

1)Large-scale, on-site, renewable energy electric power generation for public utility,

2)Small-scale, on-site, renewable energy electric and thermal power generation for businesses,

3)Miniature-scale, on-site, renewable energy electric and thermal power generation for homes,

4)Economical renewable energy production for processing chemicals including alternatives to fossil fuels such as methanol and hydrogen.

III. Chemical Thermal technologies including present patents pending, designs, contracts, hardware, and software as related to but not limited to the following:

1)Large-scale, on-site, renewable energy electric power generation for public utility,

2)Small-scale, on-site, renewable energy electric and thermal power generation for businesses,

3)Miniature-scale, on-site, renewable energy electric and thermal power generation for homes,

4)Economical renewable energy production for processing chemicals including alternatives to fossil fuels such as methanol and hydrogen.

IV.  Electronic Shelf Tag Display technologies including present  patents and patents pending, designs, contracts, hardware, and software as related to but not limited to the following:

1)Electronic Shelf Tag Display for retail stores for the purpose of replacing printed shelf tags that facilitate automated inventory control, automatic price changes, automatic item placement for stocking shelves, and automatic display for specials.

GENERAL BILL OF SALE

EXHIBIT B

KNOWN ALL MEN BY THESE PRESENTS that Neldon Johnson ("Transferor") for valuable consideration hereby exchanges, conveys, transfers, assigns and delivers to International Automated Systems, Inc., a Utah corporation, (the "Company") all right, title and interest in and to the following assets, to wit:

I. Bladeless Propulsion Turbine technologies including present patents, designs, contracts, hardware and software as related to, but not limited to the following:

1)Large-scale electric power generation for public utility,

2)Small-scale on-site electric and thermal power generation for businesses,

3)Miniature-scale on-site electric and thermal power generation for homes,

4)Medium-scale electric and thermal power generation for co-generation cycling on existing power plants

5)Motor transportation

II. Solar Thermal technologies including present patents pending, designs, contracts, hardware, and software as related to but not limited to the following:

1)Large-scale, on-site, renewable energy electric power generation for public utility,

2)Small-scale, on-site, renewable energy electric and thermal power generation for businesses,

3)Miniature-scale, on-site, renewable energy electric and thermal power generation for homes,

4)Economical renewable energy production for processing chemicals including alternatives to fossil fuels such as methanol and hydrogen.

III. Chemical Thermal technologies including present patents pending, designs, contracts, hardware, and software as related to but not limited to the following:

1)Large-scale, on-site, renewable energy electric power generation for public utility,

2)Small-scale, on-site, renewable energy electric and thermal power generation for businesses,

3)Miniature-scale, on-site, renewable energy electric and thermal power generation for homes,

4)Economical renewable energy production for processing chemicals including alternatives to fossil fuels such as methanol and hydrogen.

IV.  Electronic Shelf Tag Display technologies including present  patents and patents pending, designs, contracts, hardware, and software as related to but not limited to the following:

1)Electronic Shelf Tag Display for retail stores for the purpose of replacing printed shelf tags that facilitate automated inventory control, automatic price changes, automatic item placement for stocking shelves, and automatic display for specials.

and to have and to hold said assets, property and rights unto the Company, its assigns and successors forever.

Transferor hereby promises, warrants and represents that he has complete and unencumbered ownership of the foregoing assets set forth above except as previously assigned to the Company.

Transferor is not hereby transferring or conveying any other assets not specifically set forth herein.

IN WITNESS WHEREOF, Transferor hereby has caused this document to be signed and executed individually this 14TH day of May, 2004.

TRANSFEROR:

NELDON JOHNSON

___________________

Neldon Johnson

ACKNOWLEDGMENT

STATE OF UTAH       )

                    :  ss.

UTAH COUNTY         )

On this 14th day of May 2004, before me the undersigned officer, personally appeared Neldon P. Johnson and Randale Johnson, the President and Secretary, respectively, of the above-named corporation, and that they, as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by themselves as such officers.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

NOTARY PUBLIC

My Commission Expires:

Residing at:

NOTIFICATION OF

INTERNATIONAL AUTOMATED SYSTEMS, INC.

I.

Name of Corporation

The name of the corporation filing this notice under Section 16-10a-602 of the Utah Code is International Automated Systems, Inc., a Utah corporation.

II.

Issuance of Series 1 Class A Preferred Stock.

The Board of Directors in accordance with the Articles of Incorporation for this Corporation and pursuant to the Utah Revised Business Corporation Act have adopted resolution authorizing the issue of Series 1 Class A Preferred Stock.

The resolution authorizing the officers to issue Series 1 Class A Preferred Stock states as follows:

RESOLVED, that the officers of this Corporation are hereby authorized to issue as ten million shares of Series 1 Class A Preferred Stock, no par value per share, for valuable consideration received, receipt of which is hereby acknowledged, and such shares shall be fully paid and nonassessable and shall be issued after notification is filed with the Division of Corporations, State of Utah, and the shares of Preferred Stock shall have the rights and privileges as designated by the Board of Directors.

FURTHER RESOLVED that Series 1 Class A Preferred Stock upon issue shall have voting powers in the amount of ten votes for each share, in person or by proxy, and shall vote with the common stock on all matters; shall not be subject to redemption; shall not have any preferential rights upon dissolution or distribution; shall not have any rights of or to dividends except as declared by the Board of Directors; and shall not be convertible into common stock of the Corporation.

                                   III.

                                 Adoption

The resolution authorizing the issue of Series 1 Class A Preferred Stock, without par value per share, was adopted by the directors at a meeting of the directors held on 14th of May, 2004.  No shareholder action was required to issue the shares of Series A Preferred Stock.  Further, this notification does not alter or revoke the preferences, limitations, or relative rights granted to or imposed upon any wholly unissued class of or series of shares of any wholly unissued class.

Dated this 14th day of  May, 2004.

INTERNATIONAL AUTOMATED SYSTEMS, INC.

ATTEST:

_____________________

_____________________

Randale Johnson

Neldon Johnson

Secretary

President

ACKNOWLEDGMENT

STATE OF UTAH       )

                    :  ss.

UTAH COUNTY         )

On this 14th day of May 2004, before me the undersigned officer, personally appeared Neldon P. Johnson and Randale Johnson, the President and Secretary, respectively, of the above-named corporation, and that they, as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by themselves as such officers.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

NOTARY PUBLIC

My Commission Expires:

Residing at: